SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 5, 2002

                                  QUOVADX, INC.
                                  -------------
                           (FORMERLY XCARE.NET, INC.)
             (Exact name of registrant as specified in its charter)




         Delaware                       000-29273                85-0373486
-----------------------------          ------------          -------------------
(State or other jurisdiction           (Commission             (IRS  Employer
     of incorporation)                 File Number)          Identification No.)




         6400 S. FIDDLER'S GREEN CIRCLE, SUITE 1000, ENGLEWOOD CO 80111
         --------------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (303) 488-2019

ITEM  9.  CERTIFICATIONS  UNDER  SECTION  906 OF THE SARBANES-OXLEY ACT OF 2002.

On November 5, 2002, Quovadx, Inc. submitted to the Securities and Exchange Commission certifications of each of the Principal Executive Officer, Lorine R. Sweeney, and Principal Financial Officer, Gary T. Scherping, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

A  copy  of  these  certifications  are  attached  hereto.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  QUOVADX, INC.

Date:  November  5,  2002



                                  By:  /s/  Linda  K.  Wackwitz
                                     __________________________________________
                                     Linda  K.  Wackwitz,  Assistant  Secretary

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
              ACCOMPANYING QUARTERLY REPORT FILED NOVEMBER 5, 2002


The undersigned, as the principal executive officer of Quovadx, Inc., certifies that the Quarterly Report on Form 10-Q for the period ended September 30, 2002, which accompanies this certification fully complies with the requirements of
Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and to my knowledge the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of Quovadx, Inc. at the dates and for the periods indicated. The foregoing certification is made pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Sec. 1350) and no purchaser or seller of securities or any other person shall be entitled to rely upon the foregoing certification for any purpose. The undersigned expressly disclaims any obligation to update the foregoing certification except as required by law.

                                       By:   /s/  Lorine  R.  Sweeney
                                          ____________________________________
                                          Name:  Lorine  R.  Sweeney
                                          Title:   Principal  Executive  Officer

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
              ACCOMPANYING QUARTERLY REPORT FILED NOVEMBER 5, 2002



The undersigned, as the principal financial officer of Quovadx, Inc., certifies that the Quarterly Report on Form 10-Q for the period ended September 30, 2002, which accompanies this certification fully complies with the requirements of
Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and to my knowledge the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of Quovadx, Inc. at the dates and for the periods indicated. The foregoing certification is made pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Sec. 1350) and no purchaser or seller of securities or any other person shall be entitled to rely upon the foregoing certification for any purpose. The undersigned expressly disclaims any obligation to update the foregoing certification except as required by law.


                                          By:  /s/  Gary  T.  Scherping
                                               _________________________________
                                          Name:  Gary  T.  Scherping
                                          Title: Principal  Financial  Officer